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                                                             EXHIBIT 99.22(g)(1)

                               CUSTODIAN CONTRACT
                                     Between
                           THE SEVEN SEAS SERIES FUND
                                       and
                       STATE STREET BANK AND TRUST COMPANY

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[STATE STREET(R) LOGO]
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                                TABLE OF CONTENTS

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1.   Employment of Custodian and Property to be Held By It                    1

2.   Duties of the Custodian with Respect to Property of the Fund
     Held by the Custodian                                                    2
     2.1    Holding Securities                                                2
     2.2    Delivery of Securities                                            3
     2.3    Registration of Securities                                        8
     2.4    Bank Accounts                                                     9
     2.5    Payments for Shares                                               9
     2.6    Availability of Federal Funds                                     10
     2.7    Collection of Income                                              10
     2.8    Payment of Fund Monies                                            11
     2.9    Liability for Payment in Advance of Receipt
            of Securities Purchased                                           14
     2.10   Payments for Repurchases or Redemptions
            of Shares of the Fund                                             14
     2.11   Appointment of Agents                                             15
     2.12   Deposit of Fund Assets in Securities System                       16
     2.12A  Fund Assets Held in the Custodian's Direct Paper System           19
     2.13   Segregated Account                                                21
     2.14   Ownership Certificates for Tax Purposes                           22
     2.15   Proxies                                                           22
     2.16   Communications Relating to Portfolio Securities                   23
     2.17   Authorized Persons                                                23
     2.18   Proper Instructions                                               24
     2.19   Actions Permitted Without Express Authority                       25
     2.20   Evidence of Authority                                             26
     2.21   Affiliation Between Fund and Custodian                            26
     2.22   Persons Having Access to Assets of the Portfolios                 27

3.   Duties of Custodian With Respect to the Books of Account
     and Calculation of Net Asset Value and Net Income                        28

4.   Records                                                                  28

5.   Opinion of Fund's Independent Accountants                                29

6.   Reports to Fund by Independent Public Accountants                        29

7.   Compensation of Custodian                                                30

8.   Responsibility of Custodian                                              30
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
9.   Effective Period, Termination and Amendment                              32

10.  Successor Custodian                                                      33

11.  Interpretive and Additional provisions                                   35

12.  Additional Funds                                                         35

13.  Massachusetts Law to Apply                                               36

14.  Prior Contracts                                                          36

15.  Limitation of Liability                                                  36
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                               CUSTODIAN CONTRACT

This Contract between The Seven Seas Series Fund, a business trust organized and existing under the laws of Massachusetts, having its principal place of business at 1201 Pacific Avenue, Tacoma, Washington 98402, hereinafter called the "Fund," and State Street Bank and Trust company, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110, hereinafter called the "Custodian."

                                   WITNESSETH:

WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Fund intends to initially offer shares in one series, The Seven Seas Series Money Market Fund (such series together with all other series subsequently established by the Fund and made subject to this Contract in accordance with paragraph 12, being herein referred to as the "Portfolio(s)");

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.      EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT

The Fund hereby employs the Custodian as the custodian of the assets of the Portfolios of the Fund pursuant to the provisions of the Declaration of Trust. The Fund on behalf of the Portfolio(s) agrees to deliver to the Custodian all securities and cash of the Portfolios, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Portfolio(s) from time to time, and the cash consideration received by it for such new or treasury shares of beneficial interest of the Fund representing interests in the Portfolios, ("Shares") as may be issued or sold from time to time. The Custodian shall not be responsible for any property of a Portfolio held or received by the Portfolio and not delivered to the Custodian.

Upon receipt of "Proper Instructions" (within the meaning of Section 2.18), the Custodian shall on behalf of the applicable Portfolio(s) from time to time employ one or more sub-custodians, but only in accordance with an applicable vote by the Board of Trustees of the Fund on behalf of the applicable Portfolio(s), and provided that the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian.

2. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUND HELD BY THE CUSTODIAN

2.1 HOLDING SECURITIES. The Custodian shall hold and physically segregate for the account of each Portfolio all non-cash property, including all securities owned by such Portfolio, other than (a) securities which are maintained pursuant to Section 2.12 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of Treasury,

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        collectively referred to herein as "Securities System" and (b)
        commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent ("Direct Paper") which is deposited and/or maintained in the Direct Paper System of the Custodian pursuant to Section 2.12A.

2.2 DELIVERY OF SECURITIES. The Custodian shall release and deliver securities owned by a Portfolio held by the Custodian or in a Securities System account of the Custodian or in the Custodian's Direct Paper book entry system account ("Direct Paper System Account") only upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

        1. Upon sale of such securities for the account of the Portfolio and receipt of payment therefor;

        2. Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Portfolio;

        3. In the case of a sale effected through a Securities System, in accordance with the provisions of Section 2.12 hereof;

        4. To the depository agent in connection with tender or other similar offers for securities of the Portfolio;

        5. To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

        6. To the issuer thereof, or its agent, for transfer into the name of the Portfolio or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.11 or into the name or nominee name of any sub-custodian appointed pursuant to Article 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; PROVIDED that, in any such case, the new securities are to be delivered to the Custodian;

        7. Upon the sale of such securities for the account of the Portfolio, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

        8. For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit

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        agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

        9. In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts of temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

        10. For delivery in connection with any loans of securities made by the Portfolio, BUT ONLY against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund on behalf of the Portfolio, which may be in the form of cash or obligations issued by the United States Government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Portfolio prior to the receipt of such collateral;

        11. For delivery as security in connection with any borrowings by the Fund on behalf of the Portfolio requiring a pledge of assets by the Fund on behalf of the Portfolio, BUT ONLY against receipt of amounts borrowed;

        12. For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio of the Fund;

        13. For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Portfolio of the Fund;

        14. Upon receipt of instructions from the transfer agent ("Transfer Agent") for the Fund, for delivery to such Transfer Agent or to the holders of shares in connection with distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional information of the Fund, related to the Portfolio ("Prospectus"), in satisfaction of requests by holders of Shares for repurchase or redemption; and

        15. For any other proper corporate purpose, BUT ONLY upon receipt of, in addition to Proper Instructions from the Fund on behalf of the applicable Portfolio, a certified copy of a resolution of the Board of Trustees or of the Executive Committee signed by an officer of the Fund and

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        certified by the Secretary or an Assistant Secretary, specifying the securities of the Portfolio to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made.

2.3 REGISTRATION OF SECURITIES. Securities held by the Custodian (other than bearer securities) shall be registered in the name of the Portfolio or in the name of any nominee of the Fund on behalf of the Portfolio or of any nominee of the Custodian which nominee shall be assigned exclusively to the Portfolio, UNLESS the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Portfolio, or in the name or nominee name of any agent appointed pursuant to Section 2.11 or in the name or nominee name of any sub-custodian appointed pursuant to Article 1. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Contract shall be in "street name" or other good delivery form.

2.4 BANK ACCOUNTS. The Custodian shall open and maintain a separate bank account or accounts in the name of each Portfolio of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Portfolio, other than cash maintained by the Portfolio in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940. Funds held by the Custodian for a Portfolio may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; PROVIDED, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act of 1940 and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio be approved by vote of a majority of the Board of Trustees of the Fund. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

2.5 PAYMENTS FOR SHARES. The Custodian shall receive from the distributor for the Shares or from the Transfer Agent of the Fund and deposit into the account of the appropriate Portfolio such payments as are received for Shares of that Portfolio issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund on behalf of each such Portfolio and the Transfer Agent of any receipt by it of payments for Shares of such Portfolio.

2.6 AVAILABILITY OF FEDERAL FUNDS. Upon mutual agreement between the Fund on behalf of each applicable Portfolio and the Custodian, the Custodian shall, upon the receipt of Proper Instructions from the Fund on behalf of a Portfolio, make federal funds available to such Portfolio as of specified times agreed upon from time to time by the Fund and the Custodian in the amount of checks received in payment for Shares of such Portfolio which are deposited into the Portfolio's account.

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2.7     COLLECTION OF INCOME. The Custodian shall collect on a timely basis all income and other payments with respect to registered securities held hereunder to which each Portfolio shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to such Portfolio's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due each Portfolio on securities loaned pursuant to the Provisions of Section 2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Portfolio is properly entitled.

2.8 PAYMENT OF FUND MONIES. Upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of a Portfolio in the following cases only:

        1. Upon the purchase of securities, options, futures contracts or options on futures contracts for the account of the Portfolio but only
        (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Portfolio or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a Securities System, in accordance with the conditions set forth in Section 2.12 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.12A; (d) in the case of repurchase agreements entered into between the Fund on behalf of the Portfolio and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Portfolio of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Portfolio or (e) for transfer to a time deposit account of the Fund in any bank whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined in Section 2.18;

        2. In connection with conversion, exchange or surrender of securities owned by the Portfolio as set forth in Section 2.2 hereof;

        3. For the redemption or repurchase of Shares issued by the Portfolio as set forth in Section 2.10 hereof;

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        4.      For the payment of any expense or liability incurred by the
        Portfolio, including but not limited to the following payments for the account of the Portfolio: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

        5. For the payment of any dividends on Shares of the Portfolio declared pursuant to the governing documents of the Fund;

        6. For payment of the amount of dividends received in respect of securities sold short.

        7. For any other proper purpose, BUT ONLY upon receipt of, in addition to Proper Instructions from the Fund on behalf of the Portfolio, a certified copy of a resolution of the Board of Trustees or of the Executive Committee of the Fund signed by an officer of the Fund and certified by its Secretary or an Assistant Secretary, specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.

2.9 LIABILITY FOR PAYMENT IN ADVANCE OF RECEIPT OF SECURITIES PURCHASED. Except as specifically stated otherwise in this Contract, in any and every case where payment for purchase of securities for the account of a Portfolio is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund on behalf of such Portfolio to so pay in advance, the Custodian shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian.

2.10 PAYMENTS FOR REPURCHASES OR REDEMPTIONS OF SHARES OF THE FUND. From such funds as may be available for the purpose but subject to the limitations of the Declaration of Trust and any applicable votes of the Board of Trustees of the Fund pursuant thereto, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares of a Portfolio, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares of the Fund, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.

2.11 APPOINTMENT OF AGENTS. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Article 2 as the Custodian may from time to time direct; PROVIDED, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

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2.12    DEPOSIT OF FUND ASSETS IN SECURITIES SYSTEMS. The Custodian may deposit and/or maintain securities owned by a Portfolio in a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as "Securities System" in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, if any, and subject to the following provisions:

        1. The Custodian may keep securities of the Portfolio in a Securities System provided that such securities are represented in an account ("Account") of the Custodian in the Securities System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

        2. The records of the Custodian with respect to securities of the Portfolio which are maintained in a Securities System shall identify by book-entry those securities belonging to the Portfolio;

        3. The Custodian shall pay for securities purchased for the account of the Portfolio upon (i) receipt of advice from the Securities System that such securities have been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and payment for the account of the Portfolio. Copies of all advices from the Securities System of transfers of securities for the account of the Portfolio shall identify the Portfolio, be maintained for the Portfolio by the Custodian and be provided to the Fund at its request. Upon request, the custodian shall furnish the Fund on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio in the form of a written advice or notice and shall furnish to the Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transactions in the Securities System for the account of the Portfolio.

        4. The Custodian shall provide the Fund for the Portfolio with any report obtained by the Custodian on the Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the Securities System;

        5. The Custodian shall have received from the Fund on behalf of the Portfolio the initial or annual certificate, as the case may be, required by Article 9 hereof;

        6. Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Fund for the benefit of the Portfolio for any loss or damage to the Portfolio resulting from use of the Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Portfolio has not been made whole for any such loss or damage.

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2.12A   FUND ASSETS HELD IN THE CUSTODIAN'S DIRECT PAPER SYSTEM. The Custodian
        may deposit and/or maintain securities owned by a Portfolio in the Direct Paper System of the Custodian subject to the following provisions:

        1. No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions from the Fund on behalf of the Portfolio;

        2. The Custodian may keep securities on the Portfolio in the Direct Paper System only if such securities are represented in an account ("Account") of the Custodian in the Direct Paper System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

        3. The records of the Custodian with respect to securities of the Portfolio which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Portfolio;

        4. The Custodian shall pay for securities purchased for the account of the Portfolio upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Portfolio. The Custodian shall transfer securities sold for the account of the Portfolio upon the making of an entry of the records of the Custodian to reflect such transfer and receipt of payment for the account of the Portfolio;

        5. The Custodian shall furnish the Fund on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transaction in the Securities System for the account of the Portfolio;

        6. The Custodian shall provide the Fund on behalf of the Portfolio with any report on its system of internal accounting control as the Fund may reasonably request from time to time.

2.13 SEGREGATED ACCOUNT. The Custodian shall upon receipt of Proper Instructions from the Fund on behalf of each applicable Portfolio establish and maintain a segregated account or accounts for and on behalf of each such Portfolio, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.12 hereof, (i) in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or

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        written by the Portfolio or commodity futures contracts or options thereon purchased or sold by the Portfolio, (iii) for the purposes of compliance by the Portfolio with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper corporate purposes, BUT ONLY, in the case of clause (iv), upon receipt of, in addition to Proper Instructions from the Fund on behalf of the applicable Portfolio, a certified copy of a resolution of the Board of Trustees or of the Executive Committee signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

2.14 OWNERSHIP CERTIFICATES FOR TAX PURPOSES. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to securities of each Portfolio held by it and in connection with transfers of securities.

2.15 PROXIES. The Custodian shall, with respect to the securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Portfolio such proxies, all proxy soliciting materials and all notices relating to such securities.

2.16 COMMUNICATIONS RELATING TO PORTFOLIO SECURITIES. The Custodian shall transmit promptly to the Fund for each Portfolio all written information (including, without limitation, pendency of calls and maturities of securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund on behalf of the Portfolio and the maturity of futures contracts purchased or sold by the Portfolio) received by the Custodian from issuers of the securities being held for the Portfolio. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Portfolio all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Portfolio desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Portfolio shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.

2.17 AUTHORIZED PERSONS. (a) Authorized Persons shall be deemed to include the President, and any Vice President, the Secretary, the Treasurer, or any other person, whether or not any such person is an officer or employee of the Fund, only authorized by the Board of Trustees of the fund to give oral instructions and written instructions on behalf of the Fund and listed in the certification annexed hereto as Appendix A or such other certification as may be received by the Custodian from time to time. (b) Annexed hereto as Appendix A is a certification signed by two of the present officers of the Fund setting forth the names and the signatures of the present Authorized Persons. The Fund agrees to furnish to the Custodian a new certification in similar form in the event that any such present Authorized Person ceases to be such an Authorized Person or in the event that other or additional Authorized Persons are elected or appointed. Until such new certification shall be received, the Custodian shall be fully protected in acting under the provisions of this Contract upon oral instructions or signatures of the present Authorized Persons as set forth in the last delivered certification.

2.18 PROPER INSTRUCTIONS. Proper Instructions as used throughout this Article 2 means a writing signed or initialled by one or more Authorized Persons. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by an Authorized Person to give such instructions with respect to the transaction involved. The Fund shall cause all oral transactions to be confirmed in writing. Upon receipt of a certificate of the Secretary or an Assistant Secretary as to the authorization by the Board of Trustees of the Fund accompanied by a detailed description of procedures approved by the Board of Trustees, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Board of Trustees and the Custodian are satisfied that such procedures afford adequate safeguards for the Portfolios' assets. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three-party agreement which requires a segregated asset account in accordance with Section 2.13.

2.19 ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY. The Custodian may in its discretion, without express authority from the Fund on behalf of each applicable Portfolio:

        1. make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Contract, PROVIDED that all such payments shall be accounted for to the Fund on behalf of the Portfolio;

        2. surrender securities in temporary form for securities in definitive form;

        3. endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and

        4. in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Portfolio except as otherwise directed by the Board of Trustees.

2.20 EVIDENCE OF AUTHORITY. The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a certified copy of a vote of the Board of Trustees of the Fund as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Trustees pursuant to the Declaration of Trust as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

2.21 AFFILIATION BETWEEN FUND AND CUSTODIAN. It is understood the Trustees, officers, employees, agents and shareholders of the Fund, and the officers, directors, employees, agents and shareholders of the Fund's investment advisor, are or may be interested in the Custodian as directors, officers, employees, agents, stockholders, or otherwise, and that the directors, officers, employees, agents or stockholders of the Custodian may be interested in the Fund as Trustees, officers, employees, agents, shareholders, or otherwise, or in the investment advisor as officers, directors, employees, agents, shareholders or otherwise.

2.22 PERSONS HAVING ACCESS TO ASSETS OF THE PORTFOLIOS. (a) No Trustee, officer, employee or agent of the Fund shall have physical access to the assets of the Fund held by the Custodian or be authorized or permitted to withdraw any investments of the Fund, nor shall the Custodian deliver any assets of the Fund to any such person. No officer or director, employee or agent of the Custodian who holds any similar position with the Fund or the Adviser shall have access to the assets of the Fund. (b) Only officers and employees of the Custodian shall have access to the assets of the Fund. Such officers and employees shall be identified by certification signed by a duly authorized officer of the Custodian from time to time. The Custodian shall advise the Fund of any change in the individual authorized to have access to the assets of the Fund by written notice to the Fund. (c) Nothing in this Section 2.22 shall prohibit any officer, employee or agent of the Fund, or any officer, director, employee or agent of the Adviser, from giving oral instructions or written instructions to the Custodian or executing a Certificate so long as it does not result in delivery of or access to assets of the Fund prohibited by paragraph (a) of this Section 2.22.

3. DUTIES OF CUSTODIAN WITH RESPECT TO THE BOOKS OF ACCOUNT AND CALCULATION OF NET ASSET VALUE AND NET INCOME.

        The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board of Trustees of the Fund to keep the books of account of each Portfolio and/or compute the net asset value per share of the outstanding shares of each Portfolio or, if directed in writing to do so by the Fund on behalf of the Portfolio, shall itself keep such books of account and/or compute such net asset value per share. If so directed, the Custodian shall also calculate daily the net income of the Portfolio as described in the Fund's currently effective prospectus related to such Portfolio and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of each Portfolio shall be made at the time or times described from time to time in the Fund's currently effective prospectus related to such Portfolio.

4.      RECORDS

        The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the

        Fund under the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder, applicable federal and state tax laws and any other law or administrative rules or procedures which may be applicable to the Fund. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund, Auditors employed by the Fund and employees and agents of the Securities and Exchange Commission. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

5.      OPINION OF FUND'S INDEPENDENT ACCOUNTANT

        The Custodian shall take all reasonable action, as the Fund on behalf of each applicable Portfolio may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A, Form N-SAR or other annual reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.

6.      REPORTS TO FUND BY INDEPENDENT PUBLIC ACCOUNTANTS

        The Custodian shall provide the Fund, on behalf of each of the Portfolios at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a Securities System, relating to the services provided by the Custodian under this Contract; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

7.      COMPENSATION OF CUSTODIAN

        The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund on behalf of each applicable Portfolio and the Custodian.

8.      RESPONSIBILITY OF CUSTODIAN

        So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parities, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The

        Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. Notwithstanding the foregoing, the responsibility of the Custodian with respect to redemptions effected by check shall be in accordance with a separate Agreement entered into between the Custodian and the Fund.

        If the Fund on behalf of a Portfolio requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable for the payment of money or incurring liability of some other form, the Fund on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

        If the Fund requires the Custodian to advance cash or securities for any purpose for the benefit of a Portfolio or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

9.      EFFECTIVE PERIOD, TERMINATION AND AMENDMENT

        This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; PROVIDED, however, that the Custodian shall not with respect to a Portfolio act under Section 2.12 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Trustees of the Fund has approved the initial use of a particular Securities System by such Portfolio and the receipt of an annual certificate of the Secretary or an Assistant Secretary that the Board of Trustees has reviewed the use by such Portfolio of such Securities System, as required in each case by Rule 17f-4 under the Investment Company Act of 1940, as amended and that the Custodian shall not with respect to a Portfolio act under Section 2.12A hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Trustees has approved the initial use of the Direct Paper System by such Portfolio and the receipt of an annual certificate of the Secretary or an Assistant Secretary that the Board of Trustees has reviewed the use by such Portfolio of the Direct Paper System; PROVIDED FURTHER, however, that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Declaration of Trust, and further provided, that the Fund on behalf of one or more of the Portfolios may at any time by action of its Board of Trustees (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

        Upon termination of the Contract, the Fund on behalf of each applicable Portfolio shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the custodian for its costs, expenses and disbursements.

10.     SUCCESSOR CUSTODIAN

        If a successor custodian for the Fund, of one or more of the Portfolios shall be appointed by the Board of Trustees of the Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities of each applicable Portfolio then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Portfolio held in a Securities System.

        If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of Trustees of the Fund, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

        In the event that no written order designating a successor custodian or certified copy of a vote of the Board of Trustees shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of 1940, doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian on behalf of each applicable Portfolio and all instruments held by the Custodian relative thereto and all other property held by it under this Contract on behalf of each applicable Portfolio and to transfer to an account of such successor custodian all of the securities of each such Portfolio held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

        In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board of Trustees to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.

11.     INTERPRETIVE AND ADDITIONAL PROVISIONS

        In connection with the operation of this Contract, the Custodian and the Fund on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, PROVIDED that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Declaration of Trust of the Fund. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

12.     ADDITIONAL FUNDS

        In the event the Fund establishes one or more series of Shares in addition to The Seven Seas Series Money Market Fund with respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder.

13.     MASSACHUSETTS LAW TO APPLY

        This Contract shall be construed and the provisions thereof interpreted under and in accordance with laws of the Commonwealth of Massachusetts.

14.     PRIOR CONTRACTS

        This Contract supersedes and terminates, as of the date hereof, all prior contracts between the Fund on behalf of each of the Portfolios and the Custodian relating to the custody of the Fund's assets.

15.     LIMITATION OF LIABILITY

        The Master Trust Agreement dated October 3, 1987, as amended from time to time, establishing the Fund, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name The Seven Seas Series Fund means the Trustees from time to time serving (as Trustees but not personally) under said Master Trust Agreement. It is expressly acknowledged and agreed that the obligations of the Fund hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees, or agents of the Fund, personally, but shall bind only the trust property of the Fund, as provided in its Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Fund and signed by an officer of the Fund, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in its Master Trust Agreement.

        IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the 11th day of April, 1988.

ATTEST                                    THE SEVEN SEAS SERIES FUND


     /s/ Michael S. Caccese               By:   /s/ George W. Weber
--------------------------------------       -----------------------------------
Secretary                                    Vice President

ATTEST                                    STATE STREET BANK AND
                                             TRUST COMPANY


     /s/ Stephen Sexeny                   By:    /s/ Illegible
--------------------------------------       -----------------------------------
Assistant Secretary                          Vice President

                                   APPENDIX A
                           LIST OF AUTHORIZED PERSONS

The Board of Trustees of The Seven Seas Series Fund (the "Trustees") hereby certifies that the persons whose names appear below are Authorized Persons within the meaning of Section 2.17 of the Custodian Contract dated April 11, 1988 between The Seven Seas Series Fund and State Street Bank and Trust Company (the "Custodian"). The Trustees further certify that the true signature of each such person is set forth below opposite his name, and that the Custodian may rely upon this list of Authorized Persons until such time as it receives another such list bearing a later date.

The following officers of the Fund are Authorized Persons any two of whom are empowered to instruct and otherwise deal with the Custodian for all purposes on behalf of the Fund.

NAME AND TITLE                            SIGNATURE
Lynn L. Anderson, President
Chief Executive Officer and
Chairman of the Board                       /s/ Lynn L. Anderson
                                          -----------------------------------

George W. Weber, Vice President
Operations                                  /s/ George W. Weber
                                          -----------------------------------

Margaret L. Barclay, Vice President
and Treasurer                               /s/ Margaret L. Barclay
                                          -----------------------------------

Michael S. Caccese, Vice President
and Secretary                               /s/ Michael S. Caccese
                                          -----------------------------------

The following persons are Authorized Persons empowered to instruct and otherwise deal with the Custodian in connection with the purchase or sale of any securities on behalf of the Fund.

NAME AND TITLE                            SIGNATURE
Paul Eddy, Assistant Vice President         /s/ Paul Eddy
                                          -----------------------------------
Lise Chui, Senior Administrator             /s/ Lise Chui
                                          -----------------------------------
Timothy Connolly, Domestic
   Operations Manager                       /s/ Timothy Connolly
                                          -----------------------------------
Martha Clancy, Senior Account
   Administrator                            /s/ Martha Clancy
                                          -----------------------------------

                                          THE SEVEN SEAS SERIES FUND

                                          By:  /s/ Michael S. Caccese
                                             --------------------------------
                                               Vice President
                                          -----------------------------------

Dated April 11, 1988
                                          By:  /s/ George W. Weber
                                             --------------------------------
                                               Vice President
                                          -----------------------------------

                         AMENDMENT TO CUSTODIAN CONTRACT

        This Amendment to Custodian Contract is made as of April 10, 2001 by and between SSgA Funds (formerly known as The Seven Seas Series Fund) (the "Fund") and State Street Bank and Trust Company (the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract referred to below.

        WHEREAS, the Fund and the Custodian entered into a Custodian Contract dated as of April 11, 1988 (as amended, modified or supplemented and in effect from time to time, the "Contract");

        WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and the Fund has made SSgA Money Market Fund, SSgA US Government Money Market Fund, SSgA S&P 500 Index Fund, SSgA Small Cap Fund (formerly known as The Seven Seas Series S&P Midcap Index Fund), SSgA Matrix Equity Fund (formerly known as The Seven Seas Series Matrix Synthesis Fund), SSgA International Stock Selection Fund (formerly known as The Seven Seas Series Active International Fund, formerly known as The Seven Seas Series International European Index Fund), SSgA International Pacific Index Fund, SSgA Bond Market Fund, SSgA Yield Plus Fund, SSgA US Treasury Money Market Fund, SSgA US Treasury Obligations Fund, SSgA Growth and Income Fund and SSgA Intermediate Fund, SSgA Prime Money Market Portfolio, SSgA Emerging Markets Fund, SSgA Tax Free Money Market Fund, SSgA Tuckerman Active REIT Fund (formerly known as The Seven Seas Series Real Estate Equity Fund), SSgA Life Solutions Growth Fund, SSgA Life Solutions Income & Growth Fund, SSgA Life Solutions Balanced Fund, SSgA Special Fund, SSgA International Growth Opportunities Fund, SSgA High Yield Bond Fund, SSgA Aggressive Equity Fund, SSgA IAM SHARES Fund and SSgA Intermediate Municipal Bond Fund subject to the Contract (each such series, together with all other series subsequently established by the Fund and made subject to the Contract in accordance with the terms thereof, shall be referred to as a "Portfolio" and collectively, as the "Portfolios");

        WHEREAS, the Fund and the Custodian desire to amend certain provisions of the Contract to reflect revisions to Rule 17f-5 ("Rule 17f-5") and the adoption of Rule 17f-7 ("Rule 17f-7") promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

        WHEREAS, the Fund and the Custodian desire to amend and restate certain other provisions of the Contract relating to the custody of assets of each of the Portfolios held outside of the United States.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows:

I. Article 3 and Article 4, each as set forth in Section I of the amendment to the Contract entitled 'Amendment to Custodian Contract' and dated as of November 4, 1997, are hereby deleted and replaced in their entirety by Article 3 and Article 4, respectively, set forth below.

ARTICLE 3. PROVISIONS RELATING TO RULES 17F-5 AND 17F-7

3.1. DEFINITIONS. Capitalized terms in this Agreement shall have the following meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC")), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

"Eligible Securities Depository" has the meaning set forth in section (b)(1) of Rule 17f-7.

"Foreign Assets" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(3) of Rule 17f-5.

3.2.    THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

        3.2.1 DELEGATION TO THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Fund, by resolution adopted by its Board of Directors (the "Board"), hereby delegates to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3.2 with respect to Foreign Assets of the Portfolios held outside the United States, and the Custodian hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

        3.2.2 COUNTRIES COVERED. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with
Section 3.2.5 hereof.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund, on behalf of the Portfolios, of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Portfolios to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

        3.2.3   SCOPE OF DELEGATED RESPONSIBILITIES:

                (a) SELECTION OF ELIGIBLE FOREIGN CUSTODIANS. Subject to the provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

                (b) CONTRACTS WITH ELIGIBLE FOREIGN CUSTODIANS. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

                (c) MONITORING. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign

Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder.

        3.2.4 GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY. For purposes of this Section 3.2, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios.

        3.2.5 REPORTING REQUIREMENTS. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this Section 3.2 after the occurrence of the material change.

        3.2.6 STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF A PORTFOLIO. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

        3.2.7 REPRESENTATIONS WITH RESPECT TO RULE 17f-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section
(a)(7) of Rule 17f-5. The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Contract to the Custodian as the Foreign Custody Manager of the Portfolios.

        3.2.8 EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Board's delegation to the Custodian as Foreign Custody Manager of the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Portfolios with respect to designated countries.

3.3     ELIGIBLE SECURITIES DEPOSITORIES.

        3.3.1 ANALYSIS AND MONITORING. The Custodian shall (a) provide the Fund (or its duly-authorized investment manager or investment adviser) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

        3.3.2 STANDARD OF CARE. The Custodian agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in Section 3.3.1.

ARTICLE 4. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE PORTFOLIOS HELD OUTSIDE THE UNITED STATES.

4.1 DEFINITIONS. Capitalized terms in this Article 4 shall have the following meanings:

"Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

4.2. HOLDING SECURITIES. The Custodian shall identify on its books as belonging to the Portfolios the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

4.3. FOREIGN SECURITIES SYSTEMS. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country.

4.4.    TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

        4.4.1. DELIVERY OF FOREIGN ASSETS. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Portfolios held by the Custodian or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

        (i) upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

        (ii) in connection with any repurchase agreement related to foreign securities;

        (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

        (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

        (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

        (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

        (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

        (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

        (ix) for delivery as security in connection with any borrowing by the Portfolios requiring a pledge of assets by the Portfolios;

        (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

        (xi)    in connection with the lending of foreign securities; and

        (xii) for any other purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

        4.4.2. PAYMENT OF PORTFOLIO MONIES. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

        (i) upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

        (ii) in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

        (iii) for the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

        (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

        (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

        (vi) for payment of part or all of the dividends received in respect of securities sold short;

        (vii) in connection with the borrowing or lending of foreign securities; and

        (viii) for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

        4.4.3. MARKET CONDITIONS. Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

4.5. REGISTRATION OF FOREIGN SECURITIES. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable

Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

4.6 BANK ACCOUNTS. The Custodian shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by the Custodian (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Contract to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of the Custodian (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

4.7. COLLECTION OF INCOME. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

4.8 SHAREHOLDER RIGHTS. With respect to the foreign securities held pursuant to this Article 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

4.9. COMMUNICATIONS RELATING TO FOREIGN SECURITIES. The Custodian shall transmit promptly to the Fund written information with respect to materials received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information with respect to materials so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

4.10.   LIABILITY OF FOREIGN SUB-CUSTODIANS.

Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Fund's election, the Portfolios shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

4.11.   TAX LAW.

The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, the Portfolios or the Custodian as custodian of the Portfolios by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund with respect to the Portfolios or the Custodian as custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

4.12.   LIABILITY OF CUSTODIAN.

Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a Sub-Custodian, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

II. Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of
        Article 3 shall prevail.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                 SIGNATURE PAGE

        IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above-written.


WITNESSED BY:                      STATE STREET BANK AND TRUST COMPANY


/s/ Stephanie L. Poster
------------------------------
Stephanie L. Poster,               By:/s/ Joseph L. Hooley
Vice President                        ----------------------------------------
                                      Joseph L. Hooley, Executive Vice President


WITNESSED BY:                      SSgA FUNDS


/s/ J. David Griswold
---------------------
J. David Griswold                  By:/s/ Lynn L. Anderson
Vice President and Secretary          ----------------------------------------
                                      Lynn L. Anderson, President and Chairman

To:  STATE STREET BANK AND TRUST COMPANY

From:
Client Name: SSgA FUNDS (SSgA)
Client Address: STATE STREET FINANCIAL CENTER, ONE LINCOLN STREET, BOSTON, MASSACHUSETTS 02111-2900

Date: November 16, 2004

Re: PRICE SOURCE AUTHORIZATION

Reference is made to the Custodian Agreement dated April 11th, 1988 between SSgA FUNDS ("SSgA") (the "Fund") and State Street Bank and Trust Company. Capitalized terms used in this Price Source Authorization or in any attachment or supplement shall have the meanings provided in the Custodian Agreement unless otherwise specified. Pursuant to the Custodian Agreement, the Fund hereby directs State Street to calculate the net asset value ("NAV") of the Fund or, if applicable, its Portfolios, in accordance with the terms of the Fund's or Portfolio's currently effective Prospectus. State Street will perform the NAV calculation subject to the terms and conditions of the Custodian Agreement and this Authorization.

The Fund hereby authorizes State Street to use the pricing sources specified on the attached Authorization Matrix (as amended from time to time) as sources for prices of assets in calculating the net asset value of the Fund. The Fund understands that State Street does not assume responsibility for the accuracy of the quotations provided by the specified pricing sources and that State Street shall have no liability for any incorrect data provided by the pricing sources specified by the Fund, except as may arise from State Street's lack of reasonable care in performing agreed upon tolerance checks as to the data furnished and calculating the net asset value of the Fund in accordance with the data furnished to State Street. The Fund also acknowledges that prices supplied by the Fund or an affiliate may be subject to approval of the Fund's Board and are not the responsibility of State Street.

State Street agrees that written notice of any change in the name of any specified pricing source will be sent to the Fund as such information is available to State Street.

Kindly acknowledge your acceptance of the terms of this letter in the space provided below. This Price Source Authorization replaces the June 30, 2004 Price Source Authorization in its entirety.

 SSgA Funds

By:                                     The foregoing terms are hereby accepted.
        ---------------------------

Title:                                  STATE STREET BANK AND TRUST COMPANY
        ---------------------------

                                   By:
                                        --------------------------------------
                                   Vice President

               AUTHORIZATION MATRIX TO BE ATTACHED TO PRICE SOURCE
                    AUTHORIZATION DATED NOVEMBER 16TH, 2004.

CLIENT(S):  SSgA FUNDS ("SSgA")           EFFECTIVE DATE: 11/16/2004 (supersedes
prior Authorization Matrices)

                                                                                                PRICING
                                                  SECONDARY      TERTIARY     PRICING           DEFAULT         VALUATION
     SECURITY TYPE          PRIMARY SOURCE         SOURCE         SOURCE       LOGIC             LOGIC            POINT
---------------------------------------------------------------------------------------------------------------------------
EQUITIES

U. S. Listed Equities           Reuters           Bloomberg                   LAST SALE           BID          Market Close
    (NYSE, AMEX)                                 Thomson ONE

U.S. OTC Equities               Reuters           Bloomberg                   Official            Bid          Market Close
                                                 Thomson ONE                  Closing
(NASDAQ)                                                                    Price (NOCP)

   FOREIGN EQUITIES             Reuters           Bloomberg                  Official(1)          Bid          Market Close
                                                 Thomson ONE                  Closing
                                                                               Price

   LISTED ADRS/GDRS          FT Interactive    FRI Corporation               Last Sale            Bid          Market Close
                                 Data            Bloomberg                                   Evaluated Bid

----------
(1) Each markets official closing price will be used where available. For markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the securities Last Sale price will be used.

                                                                                                PRICING
                                                                 TERTIARY     PRICING           DEFAULT            VALUATION
     SECURITY TYPE          PRIMARY SOURCE     SECONDARY SOURCE   SOURCE       LOGIC             LOGIC               POINT
-------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME

Municipal Bonds             FT Interactive        JJ Kenney                  Evaluated      Broker quoted(2)     Market Close
                                Data             Bear Stearns                Bid

  US BONDS (Treasuries,     FT Interactive      Merrill Lynch                Evaluated       Broker quoted       Market Close
  MBS, ABS, Corporates)         Data           Lehman US Index               Bid
                                                Reuters Fixed
                                                 Income Bear
                                                   Stearns

Eurobonds/Foreign Bonds     FT Interactive     FRI Corporation               Evaluated       Broker quoted       Market Close
                                 Data           Reuters Fixed                Bid
                                               Income Merrill
                                                 Lynch Bear
                                                Stearns CIBC
                                                World Markets

----------
(2) Broker quoted prices provided by a client authorized broker contact. This includes using Navigator sources containing authorized broker quotes (non-vendor).

                                                                                                PRICING
                                                  SECONDARY      TERTIARY     PRICING           DEFAULT           VALUATION
     SECURITY TYPE          PRIMARY SOURCE         SOURCE         SOURCE       LOGIC             LOGIC              POINT
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS

Options (Equity and             Reuters           Bloomberg         -         Last Sale           Bid            Market Close
Fixed Income)                                    Thomson ONE

Futures                         Reuters           Bloomberg         -        Settlement            -             Market Close
                                                 Thomson ONE

Interest Rate Swaps            Bloomberg              -             -         Evaluated            -             Market Close
  (Long Position)                                                               Mid

Interest Rate Swaps               PAR                                           100
  (Short Position)

Options on Swaps               Bloomberg                                     Evaluated
                                                                                Mid

Index Swaps                    Bloomberg                                       Closing                           Market Close
                                                                                Price

Mutual Funds                      NAV(3)              -             -       Offer Price            -             Market Close
  (Funds of Funds)

  NON - LISTED ADRs/GDRs     FT Interactive    FRI Corporation                Last Sale           Bid            Market Close
                                  Data            Bloomberg

----------
(3) Mutual funds Net Asset Value per Share price.

                                                                                                PRICING
                                                  SECONDARY      TERTIARY     PRICING           DEFAULT           VALUATION
     SECURITY TYPE          PRIMARY SOURCE         SOURCE         SOURCE       LOGIC             LOGIC              POINT
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS

  GICS -- Guaranteed              PAR                               -           100
  Investment Contracts

  SYNTHETIC FUTURES            Bloomberg*                                    Settlement                          Market Close

EXCHANGE RATES

ALL SECURITIES AND            WM16(4),(6)                                     Reuters                            4:00 PM EST.
CURRENCY POSITIONS

NON USD INDEX SWAPS THAT        WM11(5)                                       Reuters                            11:00 AM EST.
ARE PRICED OFFLINE ALL
USD AND NON-USD
DENOMINATED
FUTURES THAT ARE              WM16(4),(6)                                     Reuters                            4:00 PM EST
CURRENTLY BOOKED TO
DWS/MCH

NON USD DENOMINATED             WM11(5)                -            -         Reuters              -             11:00 AM EST.
FUTURES THAT ARE
CURRENTLY PRICED

----------
(4) WM14 contains the 7:00 PM London (2:00 PM EST) closing spot rates produced by the WM Company in London which are snapped directly from Reuters.

(5) WM11 contains the 4:00 PM London (11:00 AM EST) closing spot rates produced by the WM Company in London which are snapped directly from Reuters.

(6) WM16 contains the 9:00 PM London (4:00 PM EST) closing spot rates produced by the WM Company in London which are snapped directly from Reuters. Russell is requesting authorization to move to WM16 once the custodian is operationally capable. The target date of the move to WM16 is January 2, 2005.

OFFLINE

FORWARD POINTS

CURRENCY FORWARDS                 RT16            Bloomberg         -         Reuters          Bloomberg         4:00 PM EST.
                                                 Thomson ONE

        * SYNTHETIC FUTURES
        Synthetic futures are used by investment managers when US regulations prevent the trading of futures contracts. In these cases the IM contracts with a broker to exchange the gain loss on a theoretical futures contract. The process requires SSC to book a call option and a put option per contract. The underlying future is priced from Bloomberg then used in an offline calculation. If the underlying futures price is greater than the strike price of the synthetic, the call is priced at cost + futures price - strike price and the put is priced at cost. If the underlying futures price is less than the strike price of the synthetic, the put is priced at cost + strike price - futures price and the call is priced at cost.


                  PRICING AUTHORIZATION FOR MONEY MARKET FUNDS

                                                                                                PRICING
                                                                 TERTIARY     PRICING           DEFAULT           VALUATION
     SECURITY TYPE          PRIMARY SOURCE     SECONDARY SOURCE   SOURCE       LOGIC             LOGIC              POINT
-----------------------------------------------------------------------------------------------------------------------------
  FLOATING RATE NOTES             IDC               Broker                      100*         Broker quotes

*ALL FLOATING RATE NOTES (ISSUE CLASS 01) ARE PRICED AT 100 PER FRANK RUSSELL INSTRUCTION.

                                                                                                PRICING
                                                                 TERTIARY     PRICING           DEFAULT           VALUATION
     SECURITY TYPE          PRIMARY SOURCE     SECONDARY SOURCE   SOURCE       LOGIC             LOGIC              POINT
-----------------------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUNDS              IDC               Broker                      100

                                                                                                PRICING
                                                                 TERTIARY     PRICING           DEFAULT           VALUATION
     SECURITY TYPE          PRIMARY SOURCE     SECONDARY SOURCE   SOURCE       LOGIC             LOGIC              POINT
-----------------------------------------------------------------------------------------------------------------------------
  ALL OTHER SECURITY              IDC               Broker                 IDC-provided
  TYPES

  (COMMERCIAL PAPER,                                                        *Garvin Guy
  CERTIFICATE OF                                                               Butler
  DEPOSIT, FEDERAL                                                             monthly
  AGENCIES,  REPO'S,                                                           yields
  MUNICIPAL BONDS,
  CORPORATE   BONDS)

        *Garvin Guy Butler provides monthly yields, as in 1-month, 2-month, 3-month etc. A 1-month yield applies to any security maturing in exactly 30 days, a 2-month yield applies to any security maturing in exactly 60 days, etc. However, many securities mature somewhere in between. In order to determine yields for these securities, interpolation is used.

        As an example, suppose a CD matures in 68 days, and the 2-month CD yield is 1.71 and the 3-month

        CD yield is 1.69. Conceptually, the yield for the 68-day CD is 8/30 of the way between 1.71 and 1.69, or 1.7047. The exact formula is:

        Yield = BR + {[(ER - BR) * (MD - BD)] / (ED - BD)}

        Where BR = beginning rate (in this case, 1.71)
         ER = ending rate (1.69)
         MD = days to maturity (68)
         BD = beginning days (60)
         ED = ending days (90)

        Yield = 1.71 + {[1.69 - 1.71) * (68 - 60)] / (90 - 60)}
        Yield = 1.71 + {[-0.02 * 8] / 30}
        Yield = 1.7047

FOR ADDITIONAL DETAILED PRICING INFORMATION IT IS UNDERSTOOD THAT STATE STREET WILL REFERENCE THE BOARD APPROVED PRICING DOCUMENT CURRENTLY IN EFFECT.

                   PRICE SOURCE AND METHODOLOGY AUTHORIZATION

INSTRUCTIONS: For each security type ALLOWED by the Fund Prospectus, please indicate the primary, secondary and tertiary source to be used in calculating Net Asset Value for the Funds identified. NOTE: If Investment Manager is a Pricing Source, please specify explicitly.

State Street performs a Data Quality review process as specified in the Sources Status Pricing Matrix on the NAVigator Pricing System which specifies pricing tolerance thresholds, index and price aging details. The Sources Status Pricing Matrix will be provided for your information and review.

AUTHORIZED BY:
               ---------------------------------------
                                ACCEPTED:

                         -----------------------------------------------
                         FUND OFFICER          STATE STREET VICE PRESIDENT

                              EXPLANATION OF FIELDS

Client: Indicate the name of the Client and the Fund name or if multiple funds, attach a list of fund names

Primary Source:               Indicate the primary source for prices for the
                              security type. If an Investment Manager is a
                              pricing source, please specify explicitly.

Secondary Source:             Indicate the secondary source for prices for the
                              security type. If an Investment Manager is a
                              pricing source, please specify explicitly.

Tertiary Source:              Indicate the tertiary (3rd level) source for
                              prices for the security type. If an Investment
                              Manager is a pricing source, please specify
                              explicitly.

Pricing Logic:                Indicate the price type to be referenced for the
                              security type: Ask, Bid, Close, Evaluated, Last,
                              etc.

Pricing Default Logic:        Indicate the price type to be referenced for the
                              security type: Ask, Bid, Close, Evaluated, Last,
                              etc. in the instance where the preferred price
                              type is not available

Authorized By:                Provide the signature of the person authorizing
                              the completion of the Price Source Authorization

Date: Indicate the date the Price Source Authorization was completed

FUNDS LIST

                              SSgA FUNDS ("SSgA")
                              2D04    SSgA Disciplined Equity Fund
                              2D06    SSgA Small Cap Fund
                              2D07    SSgA Yield Plus Fund
                              2D08    SSgA Bond Market Fund
                              2D09    SSgA Emerging Markets Fund
                              2D14    SSgA Core Opportunities Fund
                              2D15    SSgA Intermediate Fund
                              2D18    SSgA International Stock Selection Fund
                              2D19    SSgA Tuckerman Active REIT Fund
                              2D20    SSgA International Growth Opportunities
                                      Fund
                              2D21    SSgA High Yield Bond Fund
                              2D22    SSgA Special Equity Fund
                              2D23    SSgA Aggressive Equity Fund
                              2D24    SSgA IAM SHARES Fund

                              2D25    SSgA Intermediate Municipal Bond Fund
                                      (Liquidated)
                              2D27    SSgA Large Cap Value Fund
                              2D28    SSgA Large Cap Growth Opportunities Fund

                              SSgA FEEDER FUNDS
                              2D05    SSgA S&P 500 Index Fund
                              2D26    SSgA MSCI EAFE Index Fund

                              SSgA LIFESOLUTIONS FUNDS
                              2DLB    SSgA Life Solutions Balanced Fund (FOF)
                              2DLG    SSgA Life Solutions Growth Fund (FOF)
                              2DLI    SSgA Life Solutions Income and Growth
                                      Fund (FOF)

                              SSgA MONEY MARKET FUNDS
                              2D01    SSgA Money Market Fund
                              2D02    SSgA U.S. Government Money Market Fund
                              2D12    SSgA U.S. Treasury Money Market Fund
                              2D16    SSgA Prime Money Market Fund
                              2D17    SSgA Tax Free Money Market Fund

                       STATE STREET BANK AND TRUST COMPANY
                             CUSTODIAN FEE SCHEDULE
                                 THE SSgA FUNDS

PORTFOLIO ADMINISTRATION

a fee, payable monthly on a pro rata basis, based on the following percentages of average daily net assets of the Fund:
$0 up to $1.5 billion - 2.00 basis points
$1.5 billion to $20 billion - 1.50 basis points
$20 billion to $30 billion - 1.00 basis point over $30 billion - 0.75 basis points

For the purposes of calculating the break point, the assets of individual portfolios will be aggregated.

PORTFOLIO TRADING - PER TRANSACTION

Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

PRICING

This service provides securities pricing on request. Services and fees are based on the schedule below. Reports can be generated at State Street or on a remote basis via PC. Reporting has both up load and down load capabilities. Customized reports may require programming fees.

Monthly charges for the State Street Bank Automated Pricing System are determined by:

1.      Mix of security positions;

2.      The number of positions that are priced during the month.

        Monthly Base Fee                                                $ 375.00

        Monthly Quote Charge:

            Municipal Bond via Muller Data                              $  16.00
            Municipal Bonds via Kenny/S&P Evaluation Services           $  16.00
            Government, Corporate, etc., via Kenny/S&P                  $  11.00
            Government, Corporate and Convertible Bonds

               via Merrill Lynch                                        $  11.00
            Corporate and Government Bonds via Muller Data              $  11.00
            Foreign Bonds via Extel                                     $  10.00
            Options, Futures and Private Placements                     $  12.00
            Domestic Listed Equities and OTC Equities                   $   4.00
            International Equities                                      $   6.00
            Corporate, Municipal, Convertible and Government Bonds,
               Adjustable Rate Preferred Stocks via IDC                 $  13.00

For billing purposes, the monthly quote charge will be based on the average number of positions in the portfolio

ON-LINE SERVICE CHARGES

Accounting                    $80.00 Per Month Per Fund

OUT-OF-POCKET EXPENSES AT COST

Include but is not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.

MULTIPLE CLASS OF SHARES

An additional $18,000 annual fee will be applied for each class of shares, excluding the initial class of shares if more than one class of shares is operational n a fund.

EARNINGS CREDIT

A balance credit will be applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian deman deposit account for the month billed.

SEC ADVERTISED YIELD

$350. per fund per month

PAYMENT

The above fees will be charged against the Fund's custodian checking account five (5) business days after the invoice is sent to the funds' offices. Payment does not preclude any required billing adjustments which will be made to the following month's bill.

Effective Date:  August 3, 2001

                       STATE STREET BANK AND TRUST COMPANY
                       AMENDMENT TO CUSTODIAN FEE SCHEDULE
                                 THE SSgA FUNDS

Special Services:
        Tax Efficient Lot Selector fee per fund                  $3,000 per year

Note: This fee schedule applies to the funds in Attachment A upon implementation of the Tax Efficient Lot Selector technology. It is anticipated that the implementation will be staggered over a period of time.

Effective date:  January 22, 2003

Attachment A:
Custodian Fee Schedule for Tax Efficient Lot Selector

DOMESTIC EQUITY FUNDS:
SSgA Aggressive Equity Fund (2D23)
SSgA Disciplined Equity Fund (2D04)
SSgA Core Opportunities Fund (2D14)
SSgA IAM SHARES Fund (2D24)
SSgA Small Cap Fund (2D06)
SSgA Special Equity Fund (2D22)
INTERNATIONAL EQUITY FUNDS
SSgA Emerging Markets Fund (2D09)
SSgA International Stock Selection Fund (2D18)
SSgA International Growth Opportunities Fund (2D20)
FIXED INCOME FUNDS
SSgA Yield Plus Fund (2D07)
SSgA Intermediate Fund (2D15)
SSgA Bond Market Fund (2D08)
SSgA High Yield Bond Fund (2D21)

                       STATE STREET BANK AND TRUST COMPANY
                             CUSTODIAN FEE SCHEDULE
                           SSgA EMERGING MARKETS FUND
                     SSgA INTERNATIONAL STOCK SELECTION FUND
                     SSgA INTERNATIONAL GROWTH OPPORTUNITIES
           Re-Statement of International funds Custodian Fee Schedule
                           Effective September 1, 2001

I. CUSTODY, PORTFOLIO AND FUND ACCOUNTING SERVICE - Maintain custody of fund assets. Settle portfolio purchases and sales. Report buy and sell fails. Determine and collect portfolio income. Make cash disbursements and report cash transactions. Maintain investment ledgers, provide selected portfolio transactions, position and income reports. Maintain general ledge and capital stock accounts. Prepare daily trial balance. Calculate net asset value daily. Provide selected general ledger reports.

The administration fee shown below is an annual charge, billed and payable monthly, based on average daily net assets.

I.      PORTFOLIO ADMINISTRATION

        $0 up to $100 Million                                .05%
        $100 Million to $200 Million                         .03%
        Over $200 Million                                    .02%

Additional Classes of Shares                            $ 18,000 per class

II.  US Portfolio Transactions

Fees per transaction

Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; options and futures trading,--$25; options exercise or expiration $15.00; All other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

III.    GLOBAL CUSTODY and Settlement

Annual asset fees, in basis points:

     GROUP I         GROUP II     GROUP III     GROUP IV     GROUP V
     -------         --------     ---------     --------     -------
First $50 mil 6      11           18             25          40
Over $50 mil  5      10           16             20          40

Global Transactions fees, per trade:

        GROUP I      GROUP II         GROUP III     GROUP IV     GROUP V
        -------      --------         ---------     --------     -------
        $ 25         $ 50             $ 60          $ 70         $ 150

Global Markets:

        GROUP I      GROUP II         GROUP III     GROUP IV     GROUP V
        -------      --------         ---------     --------     -------
        Euroclear    Australia        Italy         S. Korea     Bangladesh
        Cedel        Netherlands      Belgium       Portugal     China
        Japan        New Zealand      Norway        Spain        Columbia
        Germany      Switzerland      Hong Kong     Sri Lanka    Cyprus
        Canada       Denmark          Mexico        Philippines  Hungary
        Austria      France           Thailand      Taiwan       S. Africa
                     Ireland          Finland       Malaysia     Poland
                     United Kingdom                 Sweden       Egypt
                     Singapore                      Indonesia    Peru
                                                                 Israel
                                                                 Uruguay
                                                                 Turkey
                                                                 Argentina
                                                                 Brazil
                                                                 Chile
                                                                 Greece
                                                                 Venezuela
                                                                 Pakistan
                                                                 India

IV.     PORTFOLIO PRICING

This service provides securities pricing on request. Services and fees are based on the schedule below.

        Monthly Base Fee (per portfolio)                                $ 375.00

        Monthly Quote Charge (per security, per portfolio):
            Foreign Bonds via Extel                                     $  10.00
            Options, Futures and Private Placements                         6.00
            Listed equities (including international) and OTC equities      6.00
            All other                                                      10.00

VI.     OUT-OF-POCKET EXPENSES

A billing for the recovery of applicable out-of-pocket expenses will be made as of the end of each month. Out-of-pocket expenses include, but are not limited to the following:

        Telephone
        Postage and Insurance
        Courier Service
        Duplicating
        Legal Fees
        Supplies Related to Fund Records
        Rush Transfer -- $8.00 Each
        Transfer Fees
        Sub-custodian Charges (Out-of-Pockets issued by Sub-custodians) Price Waterhouse Audit Letter
        Federal Reserve Fee for Return Check items over $2,500 - $4.25 GNMA Transfer - $15 each
        PTC Deposit/Withdrawal for same day turnarounds - $50.00

SSgA Funds                            STATE STREET BANK AND
                                      TRUST COMPANY


By:  /s/ Lynn L. Anderson                 By:  /s/ Signature Illegible
   ------------------------------            ---------------------------------
   President and Chairman                    Vice President
   Date:  November 29, 2001                  Date: August 31, 2001

                        STATE STREET BANK & TRUST COMPANY
                         CUSTODIAN SERVICES FEE SCHEDULE
                           SSgA MSCI EAFE FEEDER FUND
                        Effective Date: October 15, 2001

I. CUSTODY ACCOUNTING SERVICE - Record, process, and validate all cash activity, including all interactions with the Master portfolio. Record and process shareholder activity. Maintain investment ledgers, income reports and prepare daily trial balance report. Ensure allocated Master activity is properly reflected on the fund's general ledger. Calculate daily Net Asset Value, and report to key constituent base.

The fee shown below is billed and payable monthly.

Flat Fee                         $15,000 per year

II.     Special Services:

Fees for special services, activities of a non-recurring nature or the preparation of special reports, will be quoted on an as requested basis.

III.    Out-of-Pocket Expenses

A billing for the recovery of applicable out-of-pocket expenses will be made as of the end of each month. Out-of-pocket expenses include, but are not limited to the following:

        Communication charges (telephone, establishment of leased line and associated charges)
        Wire charges
        Postage and Insurance
        Courier Service
        Stock Transfer Fees
        Extraordinary Systems Programming
        Client Staff Training
        Securities Quotes

SSgA MSCI EAFE Index Fund             STATE STREET BANK AND
                                      TRUST COMPANY


By:  /s/ Lynn L. Anderson             By:  /s/ Signature Illegible
   ------------------------------        -------------------------------------
   President and Chairman                Vice President
   Date: November 29, 2001               Date: August 31, 2001

                        STATE STREET BANK & TRUST COMPANY
                         CUSTODIAN SERVICES FEE SCHEDULE
                             SSgA S&P 500 INDEX FUND
                          Effective Date: June 1, 2000

I. CUSTODY ACCOUNTING SERVICE - Record, process, and validate all cash activity, including all interactions with the Master portfolio. Record and process shareholder activity. Maintain investment ledgers, income reports and prepare daily trial balance report. Ensure allocated Master activity is properly reflected on the fund's general ledger. Calculate daily Net Asset Value, and report to key constituent base.

The fee shown below is billed and payable monthly.

Flat Fee                         $15,000 per year

II.     Special Services:

Fees for special services, activities of a non-recurring nature or the preparation of special reports, will be quoted on an as requested basis.

III.    Out-of-Pocket Expenses

A billing for the recovery of applicable out-of-pocket expenses will be made as of the end of each month. Out-of-pocket expenses include, but are not limited to the following:

        Communication charges (telephone, establishment of leased line and associated charges)
        Wire charges
        Postage and Insurance
        Courier Service
        Stock Transfer Fees
        Extraordinary Systems Programming
        Client Staff Training
        Securities Quotes

SSgA S&P 500 Index Fund               STATE STREET BANK AND
                                          TRUST COMPANY


By:  /s/ Deedra S. Walkey                 By:  /s/ Signature Illegible
   ------------------------------            ---------------------------------
      Assistant Secretary                    Vice President
      Date: July 12, 2000                   Date: August 24, 2000

                        STATE STREET BANK & TRUST COMPANY
                             CUSTODIAN FEE SCHEDULE
                            SSgA LIFE SOLUTIONS FUNDS

I.      Fund of Funds

Account fee, daily priced             $1,000.00 per month
Accounting fee, monthly priced        $500.00 per month
Transactions                          $5.00

II.     Earnings Credit

A balance credit will be applied against the above fees (excluding out-of-pocket expenses). The credit is based on 50% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed.

III.    Payment

The above fees will be charged against the Fund's custodian checking account five (5) business days after the invoice is sent to the Fund's offices. Payment does not preclude any required billing adjustments which will be made to the following month's bill.

IV.     Out-of-Pocket Expenses

A billing for the recovery of applicable out-of-pocket expenses will be made as of the end of each month. Out-of-pocket fees include, but are not limited to the following: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, telephone, etc.

SSgA Funds                            STATE STREET BANK AND
                                          TRUST COMPANY


By: /s/ J. David Griswold                 By: /s/ Brad Payne
   ------------------------------            ---------------------------
   Vice President and Secretary              Vice President
   Date: April 10, 1997                     Date: April 21, 1997

                                LETTER AGREEMENT


State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101

Dear Sirs:

Pursuant to Paragraph 12 of the Custodian Contract between The Seven Seas Series Fund and State Street Bank and Trust Company, dated as of April 11, 1988, The Seven Seas Series Fund advises you that it is creating a new series to be named The Seven Seas Series US Government Money Market Fund (the "Fund") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as custodian with respect to the Fund pursuant to the terms and conditions of the Custodian Contract.

Notwithstanding anything to the contrary in Paragraph 9, the initial term of the Custodian Contract with respect to the Fund shall be until April 12, 1992.

Please acknowledge your acceptance of acting as Custodian to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By:  /s/ Lynn L. Anderson
   -----------------------------------------
   Lynn L. Anderson
   President and Chief Executive Officer


ACKNOWLEDGED AND ACCEPTED

STATE STREET BANK AND TRUST COMPANY


By:  /s/ Signature Illegible
   -----------------------------------------

                                LETTER AGREEMENT

January 8, 1992


State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02101

Dear Sirs:

Pursuant to Paragraph 12 of the Custodian Contract between The Seven Seas Series Fund and State Street Bank and Trust Company, dated as of April 11, 1988, The Seven Seas Series Fund advises you that it is creating six new series to be named The Seven Seas Series Short Term Government Bond Fund, The Seven Seas Series S&P 500 Index Fund, The Seven Seas Series S&P Midcap Index Fund, The Seven Seas Series Matrix Synthesis Fund, The Seven Seas Series International European Index Fund, and The Seven Seas Series International Pacific Index Fund (the "New Funds") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as Custodian with respect to the New Funds pursuant to the terms and conditions of the Custodian Contract.

Notwithstanding anything to the contrary in Paragraph 9, the initial term of the Custodian Contract with respect to the New Funds shall be until April 12, 1993.

Please acknowledge your acceptance of acting as Custodian to the New Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By:  /s/ George W. Weber
   ---------------------------------------
   George W. Weber
   Senior Vice President - Operations

ACKNOWLEDGED AND ACCEPTED

STATE STREET BANK AND TRUST COMPANY

By:  /s/ Signature Illegible
   -----------------------------------

                                LETTER AGREEMENT

July 8, 1992


State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101


Dear Sirs:

Pursuant to Paragraph 12 of the Custodian Contract between The Seven Seas Series Fund and State Street Bank and Trust Company, dated as of April 11, 1988, The Seven Seas Series Fund advises you that it is creating two new series to be named The Seven Seas Series Bond Market Fund and The Seven Seas Series Yield Plus Fund (the "New Funds") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as Custodian with respect to the New Funds pursuant to the terms and conditions of the Custodian Contract.

Notwithstanding anything to the contrary in Paragraph 9, the initial term of the Custodian Contract with respect to the New Funds shall be until April 12, 1994.

Please acknowledge your acceptance of acting as Custodian to the New Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By:  /s/ George W. Weber
   ---------------------------------------
   George W. Weber
   Senior Vice President - Operations

ACKNOWLEDGED AND ACCEPTED

STATE STREET BANK AND TRUST COMPANY

By:  /s/ Signature Illegible
   ---------------------------------------

                                LETTER AGREEMENT

               The Seven Seas Series US Treasury Money Market Fund The Seven Seas Series US Treasury Obligations Fund

                               Custodian Contract

January 6, 1993

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Dear Sirs:

Pursuant to Paragraph 12 of the Custodian Contract between The Seven Seas Series Fund and State Street Bank and Trust Company, dated as of April 11, 1988, The Seven Seas Series Fund advises you that it is creating two new series to be named The Seven Seas Series US Treasury Money Market Fund and The Seven Seas Series US Treasury Obligations Fund (the "New Funds") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as Custodian with respect to the New Funds pursuant to the terms and conditions of the Custodian Contract.

Notwithstanding anything to the contrary in Paragraph 9, the initial term of the Custodian Contract with respect to the New Funds shall be until April 12, 1994.

Please acknowledge your acceptance of acting as Custodian to the New Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By:  /s/ George W. Weber
   -----------------------------------------
   George W. Weber
   Senior Vice President - Operations


ACKNOWLEDGED AND ACCEPTED

STATE STREET BANK AND TRUST COMPANY

By:  /s/ Signature Illegible
   ---------------------------------------

                                LETTER AGREEMENT

                  The Seven Seas Series Growth and Income Fund
                     The Seven Seas Series Intermediate Fund

                               Custodian Contract

April 7, 1993

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Dear Sirs:

Pursuant to Paragraph 12 of the Custodian Contract between The Seven Seas Series Fund and State Street Bank and Trust Company, dated as of April 11, 1988, The Seven Seas Series Fund advises you that it is creating two new series to be named The Seven Seas Series Growth and Income Fund and The Seven Seas Series Intermediate Fund (the "New Funds") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as Custodian with respect to the New Funds pursuant to the terms and conditions of the Custodian Contract.

Notwithstanding anything to the contrary in Paragraph 9, the initial term of the Custodian Contract with respect to the New Funds shall be until April 12, 1994.

Please acknowledge your acceptance of acting as Custodian to the New Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By: /s/ Lynn L. Anderson
   -----------------------------------
   Lynn L. Anderson
   President


ACKNOWLEDGED AND ACCEPTED

STATE STREET BANK AND TRUST COMPANY

By:  /s/ Timothy B. Harbert
   -----------------------------------
                              Senior Vice President

                                LETTER AGREEMENT

               The Seven Seas Series Prime Money Market Portfolio
                   The Seven Seas Series Emerging Markets Fund

                               Custodian Contract

January 19, 1994


State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Dear Sirs:

Pursuant to Paragraph 12 of the Custodian Contract between The Seven Seas Series Fund and State Street Bank and Trust Company, dated as of April 11, 1988, The Seven Seas Series Fund advises you that it is creating two new series to be named The Seven Seas Series Prime Money Market Portfolio and The Seven Seas Series Emerging Markets Fund (the "Portfolios") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as Custodian with respect to the Portfolios pursuant to the terms and conditions of the Custodian Contract.

Notwithstanding anything to the contrary in Paragraph 9, the initial term of the Custodian Contract with respect to the New Funds shall be until April 6, 1994.

Please acknowledge your acceptance of acting as Custodian to the New Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By:  /s/ Lynn L. Anderson
   ----------------------------------
   Lynn L. Anderson
   President

ACKNOWLEDGED AND ACCEPTED

STATE STREET BANK AND TRUST COMPANY


By:  /s/ Signature Illegible
   ----------------------------------

                                LETTER AGREEMENT

                The Seven Seas Series Tax Free Money Market Fund

                               Custodian Contract

July 13, 1994


State Street Bank and Trust Company
225 Franklin Street

Boston, MA  02110

Ladies & Gentlemen:

Pursuant to Paragraph 12 of the Custodian Contract between The Seven Seas Series Fund and State Street Bank and Trust Company, dated as of April 11, 1988, The Seven Seas Series Fund advises you that it is creating a new series to be named The Seven Seas Series Tax Free Money Market Fund, Class A, Class B and Class C ("Tax Free Fund") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as Custodian with respect to the Tax Free Fund pursuant to the terms and conditions of the Custodian Contract.

Notwithstanding anything to the contrary in Paragraph 9, the initial term of the Custodian Contract with respect to the Tax Free Fund shall be until April 12, 1995.

Please acknowledge your acceptance of acting as Custodian to the Tax Free Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By:  /s/ Lynn L. Anderson
   -----------------------------------
   Lynn L. Anderson
   President

ACKNOWLEDGED AND ACCEPTED

STATE STREET BANK AND TRUST COMPANY

By:  /s/ Nicholas A. Lopardo
   -----------------------------------
   Nicholas A. Lopardo
   Executive Vice President

                                LETTER AGREEMENT

                     The Seven Seas Series Real Estate Fund
                      The Seven Seas Series Small Cap Fund
                 The Seven Seas Series Active International Fund

                               Custodian Contract

October 25, 1994

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Ladies & Gentlemen:

Pursuant to Paragraph 12 of the Custodian Contract between The Seven Seas Series Fund and State Street Bank and Trust Company, dated as of April 11, 1988, The Seven Seas Series Fund advises you that (1) it is creating a new series to be named The Seven Seas Series Real Estate Fund, (2) it has changed the investment objective and policies of The Seven Seas Series Midcap Index Fund and renamed it The Seven Seas Series Small Cap Fund, and (3) it has changed the investment objective and policies of The Seven Seas Series International European Index Fund and renamed it The Seven Seas Series Active International Fund (collectively, the "Funds"), and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as Custodian with respect to the Funds pursuant to the terms and conditions of the Custodian Contract.

Notwithstanding anything to the contrary in Paragraph 9, the initial term of the Custodian Contract with respect to the Funds shall be until April 12, 1995.

Please acknowledge your acceptance of acting as Custodian to the New Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,                            ACKNOWLEDGED AND ACCEPTED

                                      STATE STREET BANK AND
THE SEVEN SEAS SERIES FUND            TRUST COMPANY


By: /s/ Lynn L. Anderson              By: /s/ Nicholas A. Lopardo
   ----------------------------          ----------------------------------
   Lynn L. Anderson                      Nicholas A. Lopardo
   President                             Executive Vice President

                                LETTER AGREEMENT

                   SSgA Life Solutions Income and Growth Fund
                        SSgA Life Solutions Balanced Fund
                         SSgA Life Solutions Growth Fund

                               Custodian Contract

April 10, 1997

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Ladies & Gentlemen:

Pursuant to Paragraph 12 of the Custodian Contract between The Seven Seas Series Fund and State Street Bank and Trust Company, dated as of April 11, 1988, the SSgA Funds advises you that it is creating three new series to be named SSgA Life Solutions Income and Growth Fund, SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund (collectively, the "Funds"), and that the SSgA Funds desires State Street Bank and Trust Company to serve as Custodian with respect to the Funds pursuant to the terms and conditions of the Custodian Contract. Custodian fees to be assessed for transactions on behalf of the Funds shall be as set forth on the Fee Schedule attached hereto.

Notwithstanding anything to the contrary in Paragraph 9, the initial term of the Custodian Contract with respect to the Funds shall be until April 12, 1998.

Please acknowledge your acceptance of acting as Custodian to the New Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,                            ACKNOWLEDGED AND ACCEPTED

                                      STATE STREET BANK AND
SSgA Funds                            TRUST COMPANY


By: /s/ Lynn L. Anderson              By: /s/ Nicholas A. Lopardo
   ------------------------------        ------------------------------------
   Lynn L. Anderson                      Nicholas A. Lopardo
   President                             Executive Vice President

                                LETTER AGREEMENT

                                SSgA SPECIAL FUND
                  SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND
                            SSgA HIGH YIELD BOND FUND

                               CUSTODIAN CONTRACT

April 28, 1998


State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Ladies and Gentlemen:

Pursuant to Paragraph 12 of the Custodian Contract between the SSgA Funds and State Street Bank and Trust Company, dated as of April 11, 1988, the SSgA Funds advise you that that it is creating three new series to be named SSgA Special Fund, SSgA International Growth Opportunities Fund, and SSgA High Yield Bond Fund (collectively, the "Funds"), and that the SSgA Funds desire State Street Bank and Trust Company to serve as custodian with respect to the Funds pursuant to the terms and conditions of the Custodian Contract. Custodian fees to be assessed for transactions on behalf of the Funds shall be as set forth in the Custodian Contract.

Notwithstanding anything to the contrary in Paragraph 9, the initial term of the Custodian Contract with respect to the Funds shall be until April 12, 1999.

Please acknowledge your acceptance of acting as Custodian to the Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA FUNDS


By:
   ------------------------------
   Lynn L. Anderson
   President

ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company

By:
   ------------------------------

Its:
    -----------------------------

                                LETTER AGREEMENT

                           SSgA AGGRESSIVE EQUITY FUND

                               CUSTODIAN CONTRACT

September 1, 1998


State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Ladies and Gentlemen:

Pursuant to Paragraph 12 of the Custodian Contract between the SSgA Funds and State Street Bank and Trust Company, dated as of April 11, 1988, the SSgA Funds advise you that that it is creating a new series to be named SSgA Aggressive Equity Fund, (the "Fund"), and that the SSgA Funds desire State Street Bank and Trust Company to serve as custodian with respect to the Fund pursuant to the terms and conditions of the Custodian Contract. Custodian fees to be assessed for transactions on behalf of the Funds shall be as set forth in the Custodian Contract.

Notwithstanding anything to the contrary in Paragraph 9, the initial term of the Custodian Contract with respect to the Fund shall be until April 12, 1999.

Please acknowledge your acceptance of acting as Custodian to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA FUNDS


By:
   ------------------------------
  Lynn L. Anderson
  President

ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By:
   ------------------------------

Its:
    -----------------------------

                                LETTER AGREEMENT

                              SSgA IAM SHARES FUND

                               CUSTODIAN CONTRACT


May 28, 1999


State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Ladies and Gentlemen:

Pursuant to Paragraph 12 of the Custodian Contract between the SSgA Funds and State Street Bank and Trust Company, dated as of April 11, 1988, the SSgA Funds advise you that that it is creating a new series to be named SSgA IAM SHARES Fund, (the "Fund"), and that the SSgA Funds desire State Street Bank and Trust Company to serve as custodian with respect to the Fund pursuant to the terms and conditions of the Custodian Contract. Custodian fees to be assessed for transactions on behalf of the Funds shall be as set forth in the Custodian Contract.

Notwithstanding anything to the contrary in Paragraph 9, the initial term of the Custodian Contract with respect to the Fund shall be until April 12, 1999.

Please acknowledge your acceptance of acting as Custodian to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA FUNDS


By:
   ------------------------------
  Lynn L. Anderson
  President

ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By:
   ------------------------------

Its:
    -----------------------------

                                LETTER AGREEMENT

                      SSgA INTERMEDIATE MUNICIPAL BOND FUND

                               CUSTODIAN CONTRACT

May 30, 2000


State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Ladies and Gentlemen:

Pursuant to Paragraph 12 of the Custodian Contract between the SSgA Funds and State Street Bank and Trust Company, dated as of April 11, 1988, the SSgA Funds advise you that that it is creating a new series to be named SSgA Intermediate Municipal Bond Fund, (the "Fund"), and that the SSgA Funds desire State Street Bank and Trust Company to serve as custodian with respect to the Fund pursuant to the terms and conditions of the Custodian Contract. Custodian fees to be assessed for transactions on behalf of the Funds shall be as set forth in the Custodian Contract.

Please acknowledge your acceptance of acting as Custodian to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA FUNDS


By:
   ----------------------------
  Lynn L. Anderson
  President

ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By:
   ----------------------------

Its:
    ---------------------------

                                LETTER AGREEMENT

                            SSgA MSCI EAFE INDEX FUND

                               CUSTODIAN CONTRACT

September 28, 2001


State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Ladies and Gentlemen:

Pursuant to Paragraph 12 of the Custodian Contract between the SSgA Funds and State Street Bank and Trust Company, dated as of April 11, 1988, the SSgA Funds advise you that that it is renaming an existing but heretofore not operating series formerly known as the SSgA International Pacific Index Fund, to be renamed SSgA MSCI EAFE Index Fund (the "Fund"). The SSgA Funds desire State Street Bank and Trust Company to serve as custodian with respect to the Fund pursuant to the terms and conditions of the Custodian Contract. Custodian fees to be assessed for transactions on behalf of the Funds shall be as set forth in the Custodian Contract.

Please acknowledge your acceptance of acting as Custodian to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned. This letter agreement replaces in its entirety the letter agreement dated January 8, 1992, with respect to the Seven Seas Series International Pacific Index Fund.

Sincerely,

SSgA FUNDS


By:
   ----------------------------
  Lynn L. Anderson
  President

ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By:
   ----------------------------

Its:
    ---------------------------

                                LETTER AGREEMENT

                            SSgA LARGE CAP VALUE FUND
                    SSgA LARGE CAP GROWTH OPPORTUNITIES FUND

                               CUSTODIAN CONTRACT

August 28, 2003


State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Ladies and Gentlemen:

Pursuant to Paragraph 12 of the Custodian Contract between the SSgA Funds and State Street Bank and Trust Company, dated as of April 11, 1988, the SSgA Funds advise you that that it is creating two new series to be named SSgA Large Cap Value Fund and SSgA Large Cap Growth Opportunities Fund (the "Funds"), and that the SSgA Funds desire State Street Bank and Trust Company to serve as custodian with respect to the Funds pursuant to the terms and conditions of the Custodian Contract. Custodian fees to be assessed for transactions on behalf of the Funds shall be as set forth in the Custodian Contract.

Please acknowledge your acceptance of acting as Custodian to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA FUNDS


By:
   ----------------------------
  Lynn L. Anderson
  President

ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By:
   ----------------------------

Its:
    ---------------------------

                                LETTER AGREEMENT

                        SSgA DIRECTIONAL CORE EQUITY FUND

                               CUSTODIAN CONTRACT

______________, 2004


State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Ladies and Gentlemen:

Pursuant to Paragraph 12 of the Custodian Contract between the SSgA Funds and State Street Bank and Trust Company, dated as of April 11, 1988, the SSgA Funds advise you that that it is creating a new series to be named SSGA Directional Core Equity Fund (the "Fund"), and that the SSgA Funds desire State Street Bank and Trust Company to serve as custodian with respect to the Fund pursuant to the terms and conditions of the Custodian Contract. Custodian fees to be assessed for transactions on behalf of the Fund shall be as set forth in the Custodian Contract.

Please acknowledge your acceptance of acting as Custodian to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA FUNDS

By:
   ----------------------------
  Lynn L. Anderson
  President

ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company

By:
   ----------------------------

Its:
    ---------------------------

                                LETTER AGREEMENT

                          SSgA ENHANCED SMALL CAP FUND

                               CUSTODIAN CONTRACT

______________, 2004

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Ladies and Gentlemen:

Pursuant to Paragraph 12 of the Custodian Contract between the SSgA Funds and State Street Bank and Trust Company, dated as of April 11, 1988, the SSgA Funds advise you that that it is creating a new series to be named SSGA Enhanced Small Cap Fund (the "Fund"), and that the SSgA Funds desire State Street Bank and Trust Company to serve as custodian with respect to the Fund pursuant to the terms and conditions of the Custodian Contract. Custodian fees to be assessed for transactions on behalf of the Fund shall be as set forth in the Custodian Contract.

Please acknowledge your acceptance of acting as Custodian to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA FUNDS


By:
   --------------------------------
  Lynn L. Anderson
  President and Chairman of the Board

ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By:
   --------------------------------

Its:
   --------------------------------